Loss per share	12 Months Ended
Dec. 31, 2023
Loss per share
Loss per share

19.Loss per share

	For the years ended December 31,
	2021	2022	2023	2023
	RMB	RMB	RMB	US$Note 2 (e)
Basic and diluted loss per ordinary share calculation:
Numerator:
Net loss attributable to ordinary shareholders	(101,729)	(190,183)	(78,762)	(11,120)
Denominator:
Weighted average ordinary shares outstanding-basic and diluted*	299,714,670	300,112,189	494,712,397	494,712,397
Loss per ordinary share basic and diluted	(0.34)	(0.63)	(0.16)	(0.02)
*

For the years ended December 31, 2021, 2022 and 2023, restricted shares, share options and warrants were anti-dilutive and thus excluded from the calculation of diluted loss per share. The potential dilutive securities that were not included in the calculation of dilutive loss per share in those periods are 321,768,101, 596,230 and 529,450 respectively, for the years ended December 31, 2021, 2022 and 2023.